UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
 ___________________________________________________________________

FORM 8-K

 CURRENT REPORT
 Pursuant to section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2008 (October 22, 2008)

DRS TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-08533	13-2632319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
5 Sylvan Way, Parsippany, New Jersey 07054
(Address of principal executive offices)

(973) 898-1500
 (Registrant’s telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
___________________________________________________________________

Item 1.01     Entry into a Material Definitive Agreement

DRS Technologies, Inc. (the “Company”) entered into a fourth supplemental indenture, dated as of October 22, 2008 (the "Fourth Supplemental Indenture"), to the indenture, dated as of January 31, 2006 as supplemented by a supplemental indenture, dated as of February 8, 2006, a second supplemental indenture, dated as of February 13, 2006, and a third supplemental indenture, dated as of February 20, 2007 (together, the "Indenture"), among the Company, the Guarantors (as defined therein), and the Bank of New York Mellon (f/k/a The Bank of New York), as trustee (the "Trustee"), pursuant to which the Company's 2.00% Convertible Senior Notes due 2026 were issued (the "Notes").  The Fourth Supplemental Indenture provides that, as of the effective date of the Merger (as defined below), each $1,000 aggregate principal amount of Notes surrendered for conversion will be convertible solely into cash, in an amount equal to the product of (x) $81.00, and (y) a number equal to the conversion rate immediately prior to the effective date as increased in accordance with Section 12.2(e) of the Indenture, subject to adjustment on the same terms as provided in Article XII of the Indenture.

The foregoing description of the Fourth Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Fourth Supplemental Indenture, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 22, 2008, pursuant to a definitive merger agreement dated May 12, 2008 (the “Merger Agreement”) among the Company, Finmeccanica - Societá per azioni, a societá per azioni organized under the laws of Italy ("Finmeccanica") and Dragon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), Sub merged with and into the Company (the “Merger”).  The Company survived the Merger and, as a result, became a wholly-owned subsidiary of Meccanica Holdings USA, Inc. ("Holdings"), a Delaware corporation and wholly-owned subsidiary of Finmeccanica.

In connection with the closing of the Merger pursuant to the Merger Agreement, the Company has notified the New York Stock Exchange that each share of the Company’s common stock, $0.01 par value per share (the “DRS Common Stock”), has been converted into the right to receive $81.00 in cash, without interest, and has requested that the New York Stock Exchange file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to strike the DRS Common Stock from listing and registration thereon. In addition, the Company filed with the SEC on October 22, 2008 a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requesting that the DRS Common Stock be deregistered and that DRS’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 5.01. Changes in Control of Registrant.

On October 22, 2008, pursuant to the Merger Agreement, Sub merged with and into the Company.  Under the terms of the Merger Agreement, each share of DRS Common Stock outstanding at the effective time of the Merger was cancelled and converted into the right to receive $81.00 in cash, without interest.  The Company survived the Merger and, as a result, became a wholly-owned subsidiary of Holdings.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)  Pursuant to the Merger Agreement, at the effective time of the Merger, the Board of Directors of Sub became the Board of Directors of the Company.  All of the members of the Board of Directors of the Company immediately prior to the effective time of the Merger were also members of the Board of Directors of Sub at the effective time of the Merger and therefore remain directors of the Company.  In addition, Simone Bemporad, Giuseppe Giordo and Giovanni Soccodato were members of the Board of Directors of Sub at the effective time of the Merger and became directors of the Company at such time.

The Company expects to enter into an arrangement with each director who is not an employee of any company within the Finmeccanica Group, including the Company, that will entitle him to cash compensation for his service on the Board of Directors.  The details of these arrangements have not yet been determined.

1.  Mr. Bemporad.  Mr. Bemporad is Chief Executive Officer of Finmeccanica North America Inc., a wholly-owned subsidiary of Finmeccanica, and President of Holdings, the parent company of the Company and a wholly-owned subsidiary of Finmeccanica.  Mr. Bemporad’s membership on any committees of the Board of Directors has not yet been determined.

2.  Mr. Giordo.  Mr. Giordo is Chief Executive Officer of Alenia North America, Inc., a wholly-owned subsidiary of Finmeccanica.  Mr. Giordo also holds positions in other companies within the Finmeccanica Group.  Mr. Giordo’s membership on any committees of the Board of Directors has not yet been determined.

3.  Mr. Soccodato.  Mr. Soccodato is Senior Vice President, Strategy Department, of Finmeccanica.  Mr. Soccodato also holds positions in other companies within the Finmeccanica Group.  Mr. Soccodato’s membership on any committees of the Board of Directors has not yet been determined.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, the Bylaws of the Company, as in effect immediately prior to the effective time of the Merger, were amended and restated in their entirety.

A copy of the Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Items

On October 22, 2008, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

The following items are included as exhibits to this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of DRS Technologies, Inc., dated October 22, 2008.
10.1	Fourth Supplemental Indenture, dated as of October 22, 2008.
99.1	Press Release of DRS Technologies, Inc., dated October 22, 2008.

___________________________________________________________________

DRS TECHNOLOGIES, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC.
(Registrant)

Date:	October 23, 2008	By:
/s/ RICHARD A. SCHNEIDER
Richard A. Schneider
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Bylaws of DRS Technologies, Inc., dated October 22, 2008.
10.1	Fourth Supplemental Indenture, dated as of October 22, 2008.
99.1	Press Release of DRS Technologies, Inc., dated October 22, 2008.